EXHIBIT 10.11

         LOAN AGREEMENT BETWEEN THE COMPANY AND GEORGES ST. LAURENT, JR.
                             DATED DECEMBER 17, 1996


                                 LOAN AGREEMENT

This Loan Agreement (the "Agreement") is made and entered into this 17th day of December, 1996, by and between Georges C. St. Laurent, Jr. (the "Lender"), residing at 51155 Dubois Drive, Vancouver, WA 98661, and Vitech America, Inc. (the "Borrower"), a Florida Corporation.

Recitals:

A. Borrower has requested Lender to make a loan in the principal amount of $5,000,000, the proceeds of which shall be utilized by the Borrower for general corporate and working capital purposes.

B. The loan will be evidenced by a certain Promissory Note (the "Note") dated of even date herewith executed by the Borrower in favor of the Lender. The Loan is secured by and subject to the instruments described in the Collateral Agreement.

C. The Lender is willing to make the loan to the Borrower as described above upon and subject to the terms and conditions hereinafter set forth.

                      AMOUNT AND GENERAL TERMS OF THE LOAN

1. THE LOAN. Borrower agrees to borrow from Lender, and Lender agrees to advance to Borrower, the principal amount of Five Million Dollars ($5,000,000) to be used for general corporate and working capital purposes.

2. TERM. The term of the loan will be for 180 days from the date of this agreement. The Loan may be renewed by the ---- mutual agreement of both parties.

3. PROMISSORY NOTE. In addition to being evidenced by this Agreement, Borrower's obligation to repay the Loan shall be further evidenced by the Note. The Note will bear interest and be payable in accordance with the terms of the Note.

4. COLLATERAL. The loan will be secured by the assets described in the attached Collateral Agreement.


In witness whereof, the parties hereto have executed this Loan Agreement as of the day and year first above written.

Vitech America, Inc. (the "Borrower")        Georges C. St. Laurent, Jr.
                                             (the "Lender")




By:/s/  MITCHELL E. ASHER                    /s/  GEORGES C. ST. LAURENT, JR.
   ------------------------                  --------------------------------
   Mitchell E. Asher                         Georges C. St. Laurent, Jr.
   Its: Vice President and
   Corporate Treasurer

                                 PROMISSORY NOTE


1. DATE AND PARTIES. The date of this Promissory Note ("the Note") is December 17, 1996. This Note is evidence of a loan as described in the Loan Agreement. The parties to this Note and Loan are:

Borrower:         Vitech America, Inc.
                  A Florida Corporation
                  8807 Northwest 23 Street
                  Miami, FL 33172

Lender:           Georges C. St. Laurent, Jr.
                  5115 Dubois Drive
                  Vancouver, WA 98661

2. PROMISE TO PAY. For value received, Borrower promises to pay the Lender the Principal sum of Five Million Dollars ($5,000,000) plus interest from the date of disbursement on the unpaid principal balance at an annual rate of twenty percent (20%). Interest shall accrue only on the amount of outstanding Principal that is unpaid. Interest payments shall be paid monthly and be due on the 10th day of the following month. Monthly interest payments will be calculated using an annual 20% simple interest rate based upon the daily outstanding balance unpaid during such period.

3. TERM OF NOTE. This Note shall mature on 180 days from the date of this Note. At such time, the Principal and any accrued and unpaid interest shall be due. The term of this Note may be extended by the mutual agreement of both parties.

4. PREPAYMENT. The Borrower may prepay this Loan at any time during the term of such Loan without penalty.



Vitech America, Inc.


By:  /s/  MITCHELL E. ASHER
     -----------------------------
     Mitchell E. Asher
     Its: Vice President and Corporate Treasurer

                              COLLATERAL AGREEMENT


1. DATE AND PARTIES. The date of this Collateral Agreement is December 17, 1996. This Collateral Agreement is made in connection the Loan Agreement. The parties to this Collateral Agreement and the Loan Agreement are:

Borrower:         Vitech America, Inc.
                  A Florida Corporation
                  8807 Northwest 23 Street
                  Miami, FL 33172

Lender:           Georges C. St. Laurent, Jr.
                  5115 Dubois Drive
                  Vancouver, WA 98661


2. ASSIGNMENT. The Borrower does hereby agree to assign to the Lender a security interest in its consumer financing receivables due to Vitech America, Inc. and/or its Subsidiary under its "10X Consumer Finance Program" (the "Collateral") as security for the payment for the obligations under the Loan Agreement relating to a loan in the principal amount of $5,000,000. The Lender agrees to release the security interest in the Collateral upon fulfillment of all of the obligations under the Loan Agreement.

3. Additionally, the UCC-1 currently issued to the Lender shall remain in force.



Vitech America, Inc.


By:  /s/  MITCHELL E. ASHER
     ------------------------------
     Mitchell E. Asher
     Its: Vice President and Corporate Treasurer